EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CurrencyShares Mexican Peso Trust (the “Trust”) on Form 10-Q for the period ended July 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carl G. Verboncoeur, Chief Executive Officer of Rydex Specialized Products LLC, the Sponsor of the Trust, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: September 14, 2006

/s/ CARL G. VERBONCOEUR
Carl G. Verboncoeur*
Chief Executive Officer
(principal executive officer)

* The Registrant is a trust and Carl G. Verboncoeur is signing in his capacity as the principal executive officer of Rydex Specialized Products LLC, the Sponsor of the Registrant.